Exhibit 10.2

JOINDER AND SUPPLEMENT

to

COLLATERAL AGREEMENT

Reference is made to that certain Collateral Agreement, dated as of November 3, 2006 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Momentive Specialty Chemicals Inc. (f/k/a Hexion Specialty Chemicals, Inc.) (the “Parent”), each subsidiary of the Parent party thereto (each, a “Subsidiary Party” and, together with the Parent, the “Pledgors”) and Wilmington Trust Company, as collateral agent (in such capacity, the “Collateral Agent”), as supplemented by the Supplement dated as of June 4, 2010 among Parent, NL COOP Holdings LLC and the Collateral Agent, in connection with that certain Indenture, dated as of November 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Indenture”), among Parent, Hexion Nova Scotia Finance, ULC (the “Canadian Issuer”), Hexion U.S. Finance Corp. (the “U.S. Issuer” and, together with the Canadian Issuer, the “Issuers”), each subsidiary of the Parent identified therein, and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned in the Collateral Agreement.

This Joinder and Supplement to Collateral Agreement (this “Agreement”), dated as of November 5, 2010 (the “Effective Date”), is entered into among (i) Wilmington Trust Company, as trustee (the “New Trustee”) under that certain Indenture (the “New Indenture”), dated as of the date hereof, among the Issuers, the Guarantors party thereto and the New Trustee, pursuant to which the Issuers have issued 9.00% Second-Priority Senior Secured Notes due 2020 (the “New Notes”), (ii) the Pledgors and (iii) the Collateral Agent, pursuant to Section 7.09(d) of the Collateral Agreement.

The obligations of the Pledgors under the New Indenture and the New Notes (the “New Notes Additional Secured Obligations”) are permitted Pari Passu Indebtedness under the Existing Indenture and, on and after the Effective Date, will constitute Additional Second Lien Obligations under the Collateral Agreement.

The parties to this Agreement hereby agree as follows:

A. All “Obligations” under (and as defined in) the New Indenture shall constitute “Obligations” for all purposes of the Collateral Agreement.

B. Any and all principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable by each of the Issuers to the holders of the New Notes under the documentation entered into in connection with the New Notes as they may exist from time to time, other that the Parallel Debt Notes Obligations (as such term is modified by this Agreement) shall constitute “Notes Obligations” for all purposes of the Collateral

Agreement (including, without limitation, for purposes of Section 7.19(a) thereof); provided, however, that Obligations with respect to the New Notes shall not include fees or indemnification in favor of the New Trustee and other third parties other than the holders of the New Notes.

C. The holders of the New Notes and the New Trustee (collectively, the “Additional Secured Parties”) shall constitute “Secured Parties” for all purposes of the Collateral Agreement.

D. Each reference to an “Event of Default” contained in the Collateral Agreement shall be deemed to be a reference to either an “Event of Default” under (and as defined in) the Existing Indenture or an “Event of Default” under (and as defined in) the New Indenture.

E. Each Pledgor hereby confirms that (i) the New Notes Additional Secured Obligations are entitled to the benefits of the pledge and grant of security interest contained in the Collateral Agreement and (ii) the Collateral Agreement is, and shall continue to be, in full force and effect and is ratified and confirmed in all respects. Each Pledgor ratifies and confirms that all liens granted, conveyed, or assigned to the Collateral Agent pursuant to Collateral Agreement remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

F. The Collateral Agent confirms that it is willing to act and, on and after the Effective Date, will act, as “Collateral Agent” under (and as defined in) the New Indenture and under the Collateral Agreement on behalf of the Additional Secured Parties on the same terms and conditions under which it acts on behalf of the Secured Parties (as such term is defined prior to the Effective Date) under the Existing Indenture and the Collateral Agreement.

G. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

H. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

I. Notwithstanding anything herein or in the Collateral Agreement to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to the Collateral Agreement (as modified by this Agreement) are, in accordance with the Intercreditor Agreement, expressly subject and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (and its permitted successors), pursuant to the Third Amended and Restated Collateral Agreement dated as of January 29, 2010 (as further amended, restated, supplemented or otherwise modified from time to time), by and among Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC), the

Parent, certain subsidiaries of the Parent, and JPMorgan Chase Bank, N.A., as collateral agent, or (b) any agent or trustee for any other Senior Lenders (as defined in the Intercreditor Agreement), and (ii) the exercise of any right or remedy by the Collateral Agent hereunder or under the Collateral Agreement is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of the Collateral Agreement (as modified by this Agreement), the terms of the Intercreditor Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

WILMINGTON TRUST COMPANY, as Trustee under the New Indenture

By:	/s/ Authorized Signatory
Name: Title:

WILMINGTON TRUST COMPANY, as Collateral Agent

By:	/s/ Authorized Signatory
Name: Title:

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Authorized Signatory
Name: Title:

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Authorized Signatory
Name: Title:

BORDEN CHEMICAL INVESTMENTS, INC.

By:	/s/ Authorized Signatory
Name: Title:

BORDEN CHEMICAL INTERNATIONAL, INC.

By:	/s/ Authorized Signatory
Name: Title:

HEXION CI HOLDING COMPANY (CHINA) LLC By: Lawter International Inc., as sole managing member

By:	/s/ Authorized Signatory
Name: Title:

HEXION U.S. FINANCE CORP.

By:	/s/ Authorized Signatory
Name: Title:

HSC CAPITAL CORPORATION

By:	/s/ Authorized Signatory
Name: Title:

LAWTER INTERNATIONAL INC.

By:	/s/ Authorized Signatory
Name: Title:

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Authorized Signatory
Name: Title:

NL COOP HOLDINGS LLC By: Momentive Specialty Chemicals Inc., as sole member

By:	/s/ Authorized Signatory
Name: Title: